THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS LEGEND SHALL BE ENDORSED UPON ANY CONVERTIBLE PROMISSORY NOTE ISSUED IN EXCHANGE FOR THIS CONVERTIBLE PROMISSORY NOTE.

HOLDER: FIRST BITCOIN CAPITAL LLC

ISSUE DATE: October 1, 2019 **$250,000.00**

CONVERTIBLE PROMISSORY NOTE

Due: October 1, 2024

Kronos Advanced Technologies, Inc., a Nevada corporation (the "Company"), for value received, hereby promises to pay to **FIRST BITCOIN CAPITAL LLC** (the "Holder") on the 1st of October 2024 (the "Maturity Date") at the offices of the Company, , the principal sum of **TWO HUNDREDAND FIFTY THOUSAND DOLLARS ($250,000.00)** in such coin or currency of the United States of America and to pay simple interest on said principal sum at the rate of 5.00% per annum from the date hereof through the Maturity Date. Any accrued and unpaid interest shall be paid on the Maturity Date.

1. Registered Owner. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary.

1.1 Subject to the provisions hereof, the registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with the Note Assignment Form attached hereto duly executed.

1.2 In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of his address and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication. In the event of the assignment of a portion of the principal amount of this Note, the transferee thereof shall not have the right to elect an Optional Conversion (as hereinafter defined) unless the entire remaining principal portion of this Note is converted simultaneously therewith.

2. **Conversion**.

2.1 Conversion Rights. The Holder shall have the right from time to time, and at any time during the period commencing 180 days from the Issue Date ("Issue Date" is defined as June 30, 2019) and ending the later of (i) the Maturity Date and (ii) the date of payment of the remaining outstanding principal amount, plus any accrued and unpaid interest of this Note to convert all or any part of the outstanding and unpaid principal or interest amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "**Conversion Price**") determined as provided herein (a "**Conversion**"); provided, however, under no circumstances shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such provision; provided further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, with not less than 61 days' prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as **Exhibit A** (the "**Notice of Conversion**"), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 5:00 p.m. Pacific Standard Time on such conversion date (the "**Conversion Date**"). The term "**Conversion Amount**" means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Borrower's option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date.

2.2 Conversion Price. The Conversion Price (the "**Conversion Price**") shall equal the Variable Conversion Price (as defined herein) (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower's securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications,

extraordinary distributions and similar events). The "**Variable Conversion Price**" shall mean 80% multiplied by the Market Price (as defined herein) (representing a discount rate of 20%). "**Market Price**" means the average of the lowest three (3) Trading Prices (as defined below) for the Common Stock during the ten (10) Trading Day period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the "**Conversion Date**"). "**Trading Price**" means, for any security as of any date, the intraday trading price on the Over-the-Counter Markets (the "**OTC**") as reported by a reliable reporting service ("**Reporting Service**") mutually acceptable to Borrower and Holder and hereafter designated by Holders of a majority in interest of the Notes and the Borrower or, if the OTCBB is not the principal trading market for such security, the intraday trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no intraday trading price of such security is available in any of the foregoing manners, the average of the intraday trading prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. "**Trading Day**" shall mean any day on which the Common Stock is traded for any period on the OTC, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

2.3 Anti-Dilution Provisions.

2.3.1 Adjustments for Stock Dividends; Combinations, Etc. (a) In the event that the Company, at any time or from time to time hereafter, shall (i) declare any dividend or other distribution on its Common Stock payable in Common Stock of the Company or in securities convertible into or exchangeable for Common Stock, including without limitation rights; (ii) effect a subdivision of its outstanding Common Stock into a greater number of shares of Common Stock by reclassification, stock split or otherwise than by payment of a dividend in shares of Common Stock; (iii) effect a combination or consolidation of its outstanding Common Stock into a lesser number of shares of Common Stock by reclassification, reverse split or otherwise; (iv) issue by reclassification, exchange or substitution of its Common Stock any shares of capital stock of the Company; or (v) effect any other transaction having similar effect, then the Holder may convert into the exchangeable securities. The purpose of the adjustment shall be that, in the event of a conversion at any time after the occurrence of any event described in (i) through (v) above, the Holder shall be entitled to receive the shares of Conversion Stock (or other securities) to which such Holder would have been finally entitled, after giving effect to the occurrence of such event, as if such Holder had converted this Note immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 2.3.1 shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately upon the effective date in the case of a subdivision, combination, reclassification, exchange or substitution. The Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of the authorized, unissued and unreserved shares of common stock a sufficient

number of shares of Common Stock to be available for full conversion of the Notes at the new Conversion Price.

2.4 Reservation of Shares. The Company will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance and delivery upon conversion of this Note, free of preemptive or rights of purchase, the number of shares of Conversion Stock issuable upon conversion of this Note at the minimum Conversion Price. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable. The initial reserve of 300,000,000 common shares which may be increased automatically in the event the initial reserve is exhausted.

2.5 Fractional Shares. The Company shall not be required to issue certificates representing fractions of shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated and that all issuances of Common Stock be rounded up to the nearest whole share.

2.6 Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

2.7 Certificate. When the Conversion Price is adjusted pursuant to the provisions hereof, the Company shall file with its official corporate records a certificate of its chief financial or accounting officer setting forth in detail the facts requiring such adjustment, the computation thereof and the adjusted Conversion Price, and shall mail a copy of the certificate to the Holder.

2.8 Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by three days from the date of the Notice of Conversion (the "Deadline"), the Borrower shall pay to the Holder $2,000.00 USD per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock through willful or deliberate acts on the part of the Borrower. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 1.4(g) are justified.

3. **Redemption.** The Borrower shall have no right of prepayment.

4. **Defaults**. If any of the following events of default (each, an "Event of Default") shall occur:

4.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

4.2 Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower's transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within forty eight (48) hours of a demand from the Holder.

4.3 Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note and any collateral documents including but not limited to the Purchase Agreement and such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

4.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

4.5 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

4.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

4.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

4.8 Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTC markets or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

4.9 Failure to Comply with the Exchange Act (or other Applicable Reporting Standards). The Borrower shall fail to comply with the reporting requirements of the OTC Markets Alternative Reporting Standards and Guidelines; and/or the Borrower shall cease to be subject to the reporting requirements of the OTC Markets or shall have any event occur which OTC Markets would issue a caveat emptor warning regarding the Borrower.

4.10 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

4.11 Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

4.12 Maintenance of Assets. The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

4.13 Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

4.14 Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty (20) days prior written notice to the Holder.

4.15 Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and the Borrower.

4.16 Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder. "Other Agreements" means, collectively, all agreements and instruments between, among or by: (1) the Borrower, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term "Other Agreements" shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to the Holder

4.17 Default Payment. Upon the occurrence and during the continuation of any Event of Default specified in this Section 4, the Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to (a) the then outstanding principal amount of this Note plus (b) accrued and unpaid interest on the unpaid principal amount of this Note to the date of payment plus (c) Default Interest, if any, on the amounts referred to in clauses (d) and/or (e), multiplied by 150%

5. **Investment Intent**. The Holder, by its acceptance hereof, hereby represents and warrants that this Note is being acquired, and the Conversion Stock issuable upon the conversion of this Note will be acquired, for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act. Unless, prior to the conversion of this Note, the issuance of the Conversion Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Note Conversion Form shall be accompanied by a representation of the Holder to the Company to the effect that such securities are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may be reasonably required by the Company, unless in the opinion of counsel to the Company such representations or other documentation are not necessary to comply with the Act.

6. **Default Rate of Interest; Costs of Collection**. In the event the Company shall default in the payment of this Note when due, then (i) effective with such date of default, the interest rate payable hereunder shall be increased to eighteen percent (18%) per annum and (ii) the Company agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in effecting collection hereunder or enforcing the terms of this Note and the Security Agreement, including reasonable attorneys' fees.

7. **Applicable Law**. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of California.

8. **Venue & Jurisdiction.** This Note is construed in accordance with and governed by the laws of the State of Nevada as applied to contracts that are executed and performed entirely in California. Venue shall be for all purposes in Las Vegas, Nevada except as otherwise expressly required by this Note. Any proceedings to enforce or interpret the terms of this Note or the obligations, duties or rights of the parties contained herein shall be brought before and resolved in the appropriate court, state or federal, of the State of Nevada, County of Clark and the parties hereby submit to the personal jurisdiction of said court(s) for all such purposes.

9. **Notices**. Any notice required or permitted to be given pursuant to this Note shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or telecopier as follows:

If to the Holder: *First Bitcoin Capital llc* *4768 Park Granada #200* *Calabasas, CA 91302*	*If to the Company:*

or at such other address as the Holder or the Company shall designate by notice to the other given in accordance with this Section 8.

10. **Miscellaneous**. This Note constitutes the rights and obligations of the Holder and the Company. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought.

The Company shall not take any action that would impair the rights and privileges of the Holder herein or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times act in good faith to assist in carrying out the provisions of this Note, including the Conversion rights provided in paragraph 3 herein and will take all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder of the Note.

The waiver by the Holder of a breach of any provision of this Note shall not

operate or be construed as a waiver of any subsequent breach.

If any provision, or part thereof, of this Note shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provisions of this Note and this Note shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction is authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

In no event shall the rate of interest payable hereunder exceed the maximum rate permitted by applicable law.

No provision of this Note shall alter or impair the absolute and unconditional obligation of the Company to pay the principal of, and interest on, this Note in accordance with the provisions hereof.

The Company agrees that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, except with respect to the payment of the amounts due hereunder, the Holder of this Note shall be entitled to swift specific performance, injunctive relief or other equitable remedies to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the Holder may be entitled under this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

BY: KRONOS ADVANCED TECHOLOGIES, INC.

Marc Kloner

____

Marc Kloner, Director and CEO

BY: FIRST BITCOIN CAPITAL LLC

GRubin

____

Greg Rubin, CEO

CONVERTIBLE PROMISSORY NOTE

DUE: October 1, 2024

NOTICE OF CONVERSION

The undersigned hereby elects toconvert $_______________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note ("Common Stock") as set forth below, of **KRONOS ADVANCED TECHOLOGIES, INC.**, a Nevada corporation (the "Borrower") according to the conditions of the convertible note of the Borrower dated as of October 1, 2019 (the "Note"), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions (DWAC Transfer shall apply only if Borrower is DWAC eligible):

[ ] The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DWAC Transfer").
Name of DTC Prime Broker:
Account Number:

[ ] The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

____

____

____

____

Date of Conversion: _______________

Applicable Conversion Price: _______________ (USD)

Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Note: _______________

Amount of Principal Balance Due
remaining under the Note after this conversion: ____________

CONVERTIBLE PROMISSORY NOTE

DUE: October 1, 2024

NOTE ASSIGNMENT FORM

FOR VALUE RECEIVED

The undersigned ______________________________ (please print or typewrite name of assignor) hereby sells, assigns and transfers unto
(please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Convertible Promissory Note of KRONOS ADVANCED TECHNOLOGIES, INC. in the original principal amount of $250,000.00 and hereby authorizes the Company to transfer this Note on its books.

If the Holder is an individual:

____
Name(s) of Holder

____
Signature of Holder

____
Signature, if jointly held

____
Date

If the Holder is not an individual:

____
Name of Holder

____
Signature of Authorized Representative

____
Name and Title of Authorized Representative

____
Date

(Notarized Signatures Required)